Subsequent Events:	12 Months Ended
Dec. 31, 2016
Subsequent Events
Subsequent Events:
13. Subsequent Events:

(a) Fourth quarter of 2016 common and subordinated unit distribution: On January 1, 2017, the Board of Directors unanimously approved a quarterly cash distribution, for the fourth quarter of 2016 of $0.4225 per common and subordinated unit, or $15.0 million which, on January 19, 2017, was paid to all unitholders of record as of January 11, 2017.

(b)  Quarterly Series A Preferred Units distribution: On January 19, 2017, the Partnership's Board of Directors further declared a cash distribution of $0.5625 per unit on its Series A Preferred Units for the period from November 12, 2016 to February 11, 2017. The cash distribution was paid on February 13, 2017 to all Series A preferred unitholders of record as of February 5, 2017.

(c) Conversion of Sponsor's Subordinated Units into Common Units: On January 23, 2017, pursuant to the provisions defined and set forth in the Partnership's Third Amended and Restated Limited Partnership Agreement (the “Partnership Agreement”), the Partnership's subordination period expired and, accordingly, the Sponsor's 14,985,000 issued and outstanding subordinated units representing limited partner interests were converted on a one-for-one basis into common units. The Partnership Agreement prescribes that, upon the expiration of the subordination period, arrearages in the payment of the minimum quarterly distribution on the common units from prior quarters no longer accrue and that the subordinated units participate pro rata with other common units in distributions of available cash. Following this conversion, the Sponsor currently owns 15,595,000 common units, representing a 43.9% interest in the Partnership, excluding its General Partner interest. No cash consideration was paid in connection with this conversion.